UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 19, 2010
BANCFIRST CORPORATION
(Exact name of registrant as specified in its charter)
OKLAHOMA	0-14384	73-1221379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
101 North Broadway, Oklahoma City, Oklahoma		73102
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(405) 270-1086

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Results of Operations and Financial Condition, Financial Statements and Exhibits
Item 2.02.  Results of Operations and Financial Condition.

BancFirst Corporation Reports Fourth Quarter Earnings

On January 19, 2010, BancFirst Corporation announced its results of operations for the quarter ended December 31, 2009. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1           Press Release, dated January 19, 2010, issued by BancFirst Corporation titled “BancFirst Corporation Reports Fourth Quarter Earnings.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCFIRST CORPORATION
(Registrant)

Date: January 19, 2010	/s/ Joe T. Shockley, Jr.
(Signature)
Joe T. Shockley, Jr.
Executive Vice President
Chief Financial Officer